UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 17, 2025
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At MetLife, Inc.’s (the “Company’s”) annual meeting of common shareholders on June 17, 2025, the shareholders:
•elected eleven Directors, each for a term expiring at the Company’s 2026 annual meeting of shareholders;
•ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2025; and
•approved, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement.

Election of Directors:

Nominee Name	Votes For	Votes Against	Abstained	Broker Non-Votes
Carlos M. Gutierrez	552,313,938	3,707,716	445,059	41,657,928
Carla A. Harris	536,443,898	19,594,867	427,948	41,657,928
Laura J. Hay	551,982,945	4,046,572	437,196	41,657,928
R. Glenn Hubbard, Ph.D.	526,301,793	29,719,748	445,172	41,657,928
Jeh C. Johnson	546,186,322	9,804,058	476,333	41,657,928
William E. Kennard	547,756,657	8,253,575	456,481	41,657,928
Michel A. Khalaf	553,359,018	2,657,810	449,885	41,657,928
Diana L. McKenzie	554,392,841	1,643,953	429,919	41,657,928
Denise M. Morrison	522,721,654	31,759,823	1,985,236	41,657,928
Christian Mumenthaler	555,289,323	726,786	450,604	41,657,928
Mark A. Weinberger	536,173,521	19,855,077	438,115	41,657,928

	Votes For	Votes Against	Abstained	Broker Non-Votes
Ratification of appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for 2025	558,719,041	38,938,826	466,774	N/A
Advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers	528,295,027	26,304,727	1,866,959	41,657,928

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
	Name:	Timothy J. Ring
	Title:	Senior Vice President and Secretary
Date: June 20, 2025